April 12, 2010

Dreyfus Manager Funds I
-Dreyfus S&P STARS Fund
-Dreyfus S&P STARS Opportunities Fund
-Dreyfus Alpha Growth Fund

Supplement to Statement of Additional Information (the “SAI”)
dated August 1, 2009

     The following information supersedes and replaces any contrary information contained in the section of the Funds’ SAI entitled “Management Arrangements-Portfolio Management”:

     Elizabeth Slover, David M. Sealy and Barry K. Mills, CFA, serve as the primary portfolio managers of Dreyfus S&P STARS Fund. Ms. Slover and Messrs. Sealy and Mills are dual employees of Dreyfus and The Boston Company Asset Management, LLC, an affiliate of Dreyfus, and manage the Fund as employees of Dreyfus.

     Warren Chiang, CFA, and C. Wesley Boggs, CFA, serve as the primary portfolio managers of Dreyfus S&P STARS Opportunities Fund. Messrs. Chiang and Boggs are dual employees of Dreyfus and Mellon Capital Management Corporation, an affiliate of Dreyfus, and manage the Fund as employees of Dreyfus. Messrs. Chiang and Boggs also currently manage Dreyfus Alpha Growth Fund.

     Additional Information About the Portfolio Managers. The following table lists the number and types of other accounts advised by the primary portfolio managers and assets under management in those accounts as of February 28, 2010:

	Registered
	Investment
Portfolio	Company	Assets	Pooled	Assets	Other	Assets
Manager	Accounts	Managed	Accounts	Managed	Accounts	Managed
Elizabeth Slover	5	$930 Million	0	0	1	$8.7 Million
David M. Sealy	0	0	0	0	0	0
Barry K. Mills	2	$415.8 Million	0	0	0	0
Warren Chiang	25	$6.543 Billion	13	$1.157 Billion	88*	$7.243 Billion
C. Wesley Boggs	25	$6.543 Billion	13	$1.157 Billion	88*	$7.243 Billion

* 29 of the other accounts co-managed by Messrs. Chiang and Boggs ($1.709 billion in aggregate assets) are subject to a performance-based advisory fee.

     None of the accounts managed by Ms. Slover and Mr. Mills are subject to a performance-based advisory fee.

     As of February 28, 2010, Ms. Slover and Messrs. Sealy and Mills did not beneficially own any shares of Dreyfus S&P STARS Fund and Messrs. Chiang and Boggs did not beneficially own any shares of Dreyfus S&P STARS Opportunities Fund.